SUPPLEMENT DATED SEPTEMBER 23, 2005

TO BLACKROCK FUNDSSM

EQUITY AND BOND PORTFOLIOS

INVESTOR SHARES PROSPECTUSES

Which Pricing Option Should You Choose?

The following replaces the last paragraph of the section entitled “Which Pricing Option Should You Choose?”:

If you are choosing between Investor A or Investor B Shares of the fixed income portfolios (except for the International Bond Portfolio) (the “Portfolios”), it generally will be more economical for you to purchase A Shares because the relatively low front-end sales charge on A Shares as compared to the CDSC and higher ongoing distribution fees on B Shares generally will result in higher returns for A Shares. If you are choosing between Investor A Shares or Investor B Shares of funds other than the Portfolios, it generally will be more economical for you to purchase A Shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because the reduced front-end sales charge available on larger investments in A Shares and the lower ongoing distribution fees on A Shares compared to B Shares generally will result in higher returns for A Shares in these circumstances.

Your registered representative may receive different compensation depending upon which share class you choose. A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Your registered representative will generally receive commissions equal to 4.00% of Investor B Shares and 1.00% of Investor C Shares sold by him or her, plus ongoing fees under the Company’s distribution and service plan. It is important to remember that Investor B and Investor C Share contingent deferred sales charges and higher ongoing distribution fees (compared to Investor A Shares) have the same purpose as the front-end sales charge on sales of Investor A Shares: to compensate your registered representative for selling your shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Company. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.